UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 1, 2009
Lions Gate Entertainment Corp.
(Exact name of registrant as specified in charter)
British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

(Commission File Number) 1-14880	(IRS Employer Identification No.) N/A
(Address of principal executive offices)
1055 West Hastings Street, Suite 2200
Vancouver, British Columbia V6E 2E9
and
2700 Colorado Avenue, Suite 200
Santa Monica, California 90404
Registrant’s telephone number, including area code: (877) 848-3866
No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-99.1

Item 2.02 Results of Operations and Financial Condition.
On June 1, 2009, we issued a press release announcing our results for the fiscal year ended March 31, 2009. The press release issued by us in connection with the announcement is furnished as Exhibit 99.1 and is incorporated herein by reference.
Free Cash Flow
In our press release, we disclosed free cash flow of approximately negative $143 million for the year ended March 31, 2009. Free cash flow is a non-GAAP financial measure, as defined in Regulation G promulgated by the Securities and Exchange Commission (the “SEC”). Net cash flows used in operating activities were approximately negative $102 million for the year ended March 31, 2009. A reconciliation of free cash flow to net cash flows used in operating activities is included in Exhibit 99.1.
The non-GAAP financial measure, free cash flow, is in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). Free cash flow is defined as net cash flows provided by (used in) operating activities, less purchases of property and equipment and plus or minus the net increase or decrease in production obligations. The adjustment for the production obligations is made because the GAAP based cash flows from operations reflects a non-cash reduction of cash flows for the cost of films associated with production obligations prior to the time we actually pay for the film. We believe that it is more meaningful to reflect the impact of the payment for these films in our free cash flow when the payments are actually made.
We believe this non-GAAP measure provides useful information to investors regarding cash that our operating businesses generate whether classified as operating or financing activity (related to the production of our films) within our GAAP based statement of cash flows, before taking into account cash movements that are non-operational. Free cash flow is a non-GAAP financial measure commonly used in the entertainment industry and by financial analysts and others who follow the industry. Not all companies calculate free cash flow in the same manner and the measure as presented may not be comparable to similarly titled measures presented by other companies.
EBITDA
In our press release, we also disclosed EBITDA of negative $133.6 million for the fiscal year ended March 31, 2009. EBITDA is a non-GAAP financial measure, as defined in Regulation G promulgated by the SEC. A reconciliation of EBITDA, as defined to net income (loss), is included in Exhibit 99.1.
EBITDA is defined as earnings before interest, income tax provision, depreciation and amortization, equity interests, and gains on extinguishment of debt and the sale of equity securities. We believe EBITDA, as defined, to be a meaningful indicator of our performance that provides useful information to investors regarding our financial condition and results of operations. Presentation of EBITDA, as defined, is a non-GAAP financial measure commonly used in the entertainment industry and by financial analysts and others who follow the industry to measure operating performance. While we consider EBITDA, as defined, to be an important measure of comparative operating performance, it should be considered in addition to, but not as a substitute for, net income and other measures of financial performance reported in accordance with GAAP. EBITDA, as defined, does not reflect cash available to fund cash requirements. Not all companies calculate EBITDA, as defined, in the same manner and the measure as presented may not be comparable to similarly-titled measures presented by other companies.

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Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 1, 2009
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2009	LIONS GATE ENTERTAINMENT CORP.
/s/ James Keegan
James Keegan
Chief Financial Officer

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LIONS GATE ENTERTAINMENT CORP.
CONSOLIDATED BALANCE SHEETS

	March 31,	March 31,
	2009	2008
	(Amounts in thousands,
	except share amounts)
ASSETS
Cash and cash equivalents	$138,475	$371,589
Restricted cash	10,056	10,300
Restricted investments	6,987	6,927
Accounts receivable, net of reserve for returns and allowances of $98,947 (March 31, 2008 — $95,515) and provision for doubtful accounts of $9,847 (March 31, 2008 — $5,978)	227,010	260,284
Investment in films and television programs, net	702,767	608,942
Property and equipment, net	42,415	13,613
Finite-lived intangible assets, net	78,904	2,317
Goodwill	379,402	224,531
Other assets	81,554	39,255

	$1,667,570	$1,537,758

LIABILITIES
Bank loans	$255,000	$—
Accounts payable and accrued liabilities	270,561	245,430
Participations and residuals	371,857	385,846
Film and production obligations	304,525	278,016
Subordinated notes and other financing obligations	331,716	328,718
Deferred revenue	142,093	111,510

	1,675,752	1,349,520

Commitments and contingencies

SHAREHOLDERS’ EQUITY (DEFICIENCY)
Common shares, no par value, 500,000,000 shares authorized, 116,950,512 and 121,081,311 shares issued at March 31, 2009 and March 31, 2008, respectively	390,295	434,650
Series B preferred shares (nil and 10 shares issued and outstanding at March 31, 2009 and March 31, 2008, respectively)	—	—
Accumulated deficit	(386,599)	(223,619)
Accumulated other comprehensive loss	(11,878)	(533)

	(8,182)	210,498
Treasury shares, no par value, 2,410,499 shares at March 31, 2008	—	(22,260)

	(8,182)	188,238

	$1,667,570	$1,537,758

LIONS GATE ENTERTAINMENT CORP.
CONSOLIDATED STATEMENTS OF OPERATIONS

	Year	Year	Year
	Ended	Ended	Ended
	March 31,	March 31,	March 31,
	2009	2008	2007
	(Amounts in thousands, except per share amounts)

Revenues	$1,466,374	$1,361,039	$976,740
Expenses:
Direct operating	793,816	660,924	435,934
Distribution and marketing	669,557	635,666	404,410
General and administration	136,563	119,080	90,782
Depreciation and amortization	7,657	5,500	3,670

Total expenses	1,607,593	1,421,170	934,796

Operating income (loss)	(141,219)	(60,131)	41,944

Other expenses (income):
Interest expense	19,327	16,432	17,832
Interest and other income	(5,785)	(11,276)	(11,930)
Gain on sale of equity securities	—	(2,909)	(1,722)
Gain on extinguishment of debt	(3,549)	—	—

Total other expenses, net	9,993	2,247	4,180

Income (loss) before equity interests and income taxes	(151,212)	(62,378)	37,764
Equity interests loss	(9,044)	(7,559)	(2,605)

Income (loss) before income taxes	(160,256)	(69,937)	35,159
Income tax provision	2,724	4,031	7,680

Net income (loss)	$(162,980)	$(73,968)	$27,479

Basic Net Income (Loss) Per Common Share	$(1.40)	$(0.62)	$0.25

Diluted Net Income (Loss) Per Common Share	$(1.40)	$(0.62)	$0.25

Weighted average number of common shares outstanding:
Basic	116,795	118,427	108,398
Diluted	116,795	118,427	111,164

LIONS GATE ENTERTAINMENT CORP.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year	Year	Year
	Ended	Ended	Ended
	March 31,	March 31,	March 31,
	2009	2008	2007
	(Amounts in thousands)
Operating Activities:
Net income (loss)	$(162,980)	$(73,968)	$27,479
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation of property and equipment	5,925	3,974	2,786
Amortization of deferred financing costs	4,196	3,581	3,756
Amortization of films and television programs	458,757	403,319	241,640
Amortization of intangible assets	1,732	1,526	884
Non-cash stock-based compensation	13,438	13,934	7,259
Gain on sale of equity securities	—	(2,909)	(1,722)
Gain on extinguishment of debt	(3,549)	—	—
Deferred income taxes	—	(1,087)	6,780
Equity interests loss	9,044	7,559	2,605
Changes in operating assets and liabilities:
Restricted cash	244	(228)	(4,095)
Accounts receivable, net	37,304	(128,876)	79,704
Investment in films and television programs	(558,277)	(445,714)	(297,149)
Other assets	(7,363)	(2,985)	7,448
Accounts payable and accrued liabilities	30,323	67,791	(38,509)
Unpresented bank drafts	—	—	(14,772)
Participations and residuals	(12,781)	209,806	3,261
Film obligations	59,376	1,387	(6,079)
Deferred revenue	22,705	32,040	38,451

Net Cash Flows Provided By (Used In) Operating Activities	(101,906)	89,150	59,727

Investing Activities:
Purchases of investments — auction rate securities	(13,989)	(229,262)	(865,750)
Proceeds from the sale of investments — auction rate securities	14,000	466,641	795,448
Purchases of investments — equity securities	—	(4,836)	(122)
Proceeds from the sale of investments — equity securities	—	24,155	390
Acquisition of TV Guide Network, net of unrestricted cash acquired	(243,158)	—	—
Acquisition of Mandate Pictures, net of unrestricted cash acquired	—	(41,205)	—
Acquisition of Maple Pictures, net of unrestricted cash acquired	—	1,753	—
Acquisition of Debmar, net of unrestricted cash acquired	—	—	(24,119)
Investment in equity method investees	(18,031)	(6,460)	(5,116)
Increase in loan receivables	(28,767)	(5,895)	—
Purchases of property and equipment	(8,674)	(3,608)	(8,348)

Net Cash Flows Provided By (Used In) Investing Activities	(298,619)	201,283	(107,617)

Financing Activities:
Exercise of stock options	2,894	1,251	4,277
Tax withholding requirements on equity awards	(3,734)	(5,319)	—
Repurchase and cancellation of common shares	(44,968)	(22,260)	—
Borrowings under bank loan	255,000
Borrowings under financing arrangements	—	3,718	—
Increase in production obligations	189,858	162,400	97,083
Repayment of production obligations	(222,034)	(111,357)	(48,993)
Repayment of subordinated notes and other financing obligations	(5,377)	—	—

Net Cash Flows Provided By Financing Activities	171,639	28,433	52,367

Net Change In Cash And Cash Equivalents	(228,886)	318,866	4,477
Foreign Exchange Effects on Cash	(4,228)	1,226	42
Cash and Cash Equivalents — Beginning Of Period	371,589	51,497	46,978

Cash and Cash Equivalents — End Of Period	$138,475	$371,589	$51,497

LIONS GATE ENTERTAINMENT CORP.
RECONCILIATION OF FREE CASH FLOW, AS DEFINED
TO NET CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES

	Year	Year
	Ended	Ended
	March 31,	March 31,
	2009	2008
	(Amounts in thousands)
Net Cash Flows Provided By (Used In) Operating Activities	$(101,906)	$89,150
Purchases of property and equipment	(8,674)	(3,608)
Net borrowings under and (repayment) of production obligations	(32,176)	51,043

Free Cash Flow, as defined	$(142,756)	$136,585

Free cash flow is defined as net cash flows provided by (used in) operating activities, less purchases of property and equipment and plus or minus the net increase or decrease in production obligations. The adjustment for the production obligations is made because the GAAP based cash flows from operations reflects a non-cash reduction of cash flows for the cost of films associated with production obligations prior to the time the Company actually pays for the film. The Company believes that it is more meaningful to reflect the impact of the payment for these films in its free cash flow when the payments are actually made.
Free cash flow is a non-GAAP financial measure as defined in Regulation G promulgated by the Securities and Exchange Commission. This non-GAAP financial measure is in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with Generally Accepted Accounting Principles.
Management believes this non-GAAP measure provides useful information to investors regarding cash that our operating businesses generate whether classified as operating or financing activity (related to the production of our films) within our GAAP based statement of cash flows, before taking into account cash movements that are non-operational. Free cash flow is a non-GAAP financial measure commonly used in the entertainment industry and by financial analysts and others who follow the industry. Not all companies calculate free cash flow in the same manner and the measure as presented may not be comparable to similarly titled measures presented by other companies.

LIONS GATE ENTERTAINMENT CORP.
RECONCILIATION OF EBITDA, AS DEFINED TO NET INCOME (LOSS)

	Year	Year	Year
	Ended	Ended	Ended
	March 31,	March 31,	March 31,
	2009	2008	2007
	(Amounts in thousands)
EBITDA, as defined	$(133,562)	$(54,631)	$45,614
Depreciation and amortization	(7,657)	(5,500)	(3,670)
Interest expense	(19,327)	(16,432)	(17,832)
Interest and other income	5,785	11,276	11,930
Equity interests loss	(9,044)	(7,559)	(2,605)
Gain on sale of equity securities	—	2,909	1,722
Gain on extinguishment of debt	3,549	—	—
Income tax provision	(2,724)	(4,031)	(7,680)

Net income (loss)	$(162,980)	$(73,968)	$27,479

EBITDA is defined as earnings before interest, income tax provision, depreciation and amortization, equity interests, and gains on extinguishment of debt and the sale of equity securities. EBITDA as defined, is a non-GAAP financial measure. Management believes EBITDA as defined, to be a meaningful indicator of our performance that provides useful information to investors regarding our financial condition and results of operations. Presentation of EBITDA as defined, is a non-GAAP financial measure commonly used in the entertainment industry and by financial analysts and others who follow the industry to measure operating performance. While management considers EBITDA as defined, to be an important measure of comparative operating performance, it should be considered in addition to, but not as a substitute for, net income and other measures of financial performance reported in accordance with Generally Accepted Accounting Principles. EBITDA as defined, does not reflect cash available to fund cash requirements. Not all companies calculate EBITDA as defined, in the same manner and the measure as presented may not be comparable to similarly-titled measures presented by other companies.